UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Steel Partners Holdings L.P.

(Name of Registrant as Specified in its Charter)

Not Applicable

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee paid previously with preliminary materials.
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Your Vote Counts STEEL PARTNERS HOLDINGS L.P. 2024 Annual Meeting of Limited Partners To be Held on May 23, 2024, 12:00 PM New York Time Vote by May 22, 2024 11:59 PM New York Time STEEL PARTNERS HOLDINGS L.P. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NY 10022 V41039-P07349 You invested in STEEL PARTNERS HOLDINGS L.P. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting of Limited Partners. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF LIMITED PARTNERS TO BE HELD ON MAY 23, 2024. Get informed before you vote The following Proxy Materials are available for you to review at www.ProxyVote.com: the Company’s 2024 Notice and Proxy Statement (including the form of proxy), Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and Letter to Stakeholders. You can also receive a free paper or email copy of the Proxy Materials by written request prior to May 9, 2024. If you would like to request a copy of the Proxy Materials for this and/or future limited partner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting May 23, 2024 12:00 PM New York Time Virtually at: www.virtualshareholdermeeting.com/SPLP2024 Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting of Limited Partners (the “Annual Meeting”). Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. To elect five independent directors to serve on the Board of Directors for a one-year term expiring in 2025. Nominees: 01) John P. McNiff 02) Lon Rosen 03) Eric P. Karros 04) James Benenson III 05) Rory Tahari For All 2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: Such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V41040-P07349